WARRANT

THE REGISTERED OWNER OF THIS WARRANT, BY HIS ACCEPTANCE HEREOF, AGREES THAT HE WILL NOT SELL, TRANSFER OR ASSIGN THIS WARRANT. TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN ANNEX I TO WARRANT, STATEMENT OF RIGHTS; OF WARRANTHOLDER. NO TRANSFER OF THESE SECURITIES OR OF THIS CERTIFICATE, OR OF ANY SECURITIES OR CERTIFICATES ISSUED IN EXCHANGE THEREFOR, SHALL BE EFFECTIVE UNLESS THERE IS COMPLIANCE WITH THE TERMS AND CONDITIONS OF SUCH RESTRICTIONS.

      --------------------------------------------------------------------


                                     WARRANT
              For the Purchase of 500,000 Shares of Common Stock of
                              MIDISOFT CORPORATION
                           (A Washington Corporation)

THIS CERTIFIES THAT, for value received, BP Software, Ltd., as registered owner (the "Owner') of this Warrant, is entitled, subject to Annex I hereto at any time or from time to time on after June 15, 1998 and at or before 5:00 p.m., Pacific Time, June 15, 2003, subject to earlier expiration pursuant to Section 2 of Annex I attached hereto (the "Expiration Date"), but not thereafter, to subscribe for, purchase and receive fully paid and non-assessable shares of common stock (the "Shares") of Midisoft Corporation, a Washington corporation (the "Corporation"), at the price of seventy-five cents ($0.75) per Share (the "Exercise Price"), upon presentation and surrender of this Warrant and upon payment of the Exercise Price for the Shares to be purchased to the Corporation at the principal office of the Corporation as more fully described in the Statement of Rights of Warrantholder, a copy of which is attached as Annex I hereto and by this reference made a part hereof; provided, however, upon the occurrence of the events specified in Annex I, the rights granted by this Warrant shall be terminated or adjusted as specified in Annex I. Upon exercise of this Warrant, the form of election hereinafter provided must be duly executed and the instructions for registration of the Shares acquired by such exercise must be completed. If the subscription rights represented hereby shall not be exercised at or before the Expiration Date, or such earlier date as may be applicable pursuant to Section 2 of Annex I, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

Subject to the terms contained herein, this Warrant may be exercised in whole or in part by execution by the Owner of the form of exercise attached hereto. In the event of the exercise hereof in part only, the Corporation shall cause to be delivered to the Owner a new Warrant of like tenor to this Warrant in the name of the Owner evidencing the right of the Owner to purchase the number of Shares purchasable hereunder as to which this Warrant has not been exercised.

In no event shall this Warrant (or the Shares issuable upon full or partial exercise hereof) be offered or sold except in conformity with the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed by its duly authorized officers.


                                     MIDISOFT CORPORATION



                                     By: --------------------------
                                               President


                                     By:---------------------------
                                                Secretary

Form to be used to exercise Warrant:



                                  EXERCISE FORM


The undersigned hereby elects irrevocably to exercise this within Warrant and to purchase shares of Common Stock of Midisoft Corporation, called for hereby, and hereby makes payment of $______________ (at the rate of $0.75 per share) in payment of the Exercise Price pursuant hereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

Dated:______________________, 19__


                                   Signature: ---------------------------------


                                   Signature Guaranteed: ----------------------



                     INSTRUCTIONS FOR REGISTRATION OF SHARES


Name ------------------------------------------
              (Print in Block Letters)

Address ----------------------------------------

                              MIDISOFT CORPORATION
                               ANNEX I TO WARRANT
                      STATEMENT OF RIGHTS OF WARRANTHOLDER

         1. Exchange of Warrant. This Warrant, at any time prior to the exercise hereof, upon presentation and surrender to the Corporation, may be exchanged, alone or with other Warrants of like tenor registered in the name of the same Owner, for another Warrant or other Warrants of like tenor in the name of such Owner, exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered.

         2.       Purchase and Exercise of Warrant.

                  a. THIS WARRANT MAY NOT BE SOLD, ASSIGNED, HYPOTHECATED, TRANSFERRED, OTHER THAN BY WILL OR PURSUANT TO THE LAWS OF DESCENT AND DISTRIBUTION. Each certificate for Warrants issued hereunder shall bear a legend reading substantially as follows:

         "TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFI CATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN ANNEX I TO WARRANT, STATEMENT OF RIGHTS OF WARRANTHOLDER. NO TRANSFER OF THESE SECURITIES OR OF THIS CERTIFICATE, OR OF ANY SECURITIES OR CERTIFICATES ISSUED IN EXCHANGE THEREFOR, SHALL BE EFFECTIVE UNLESS THERE IS COMPLIANCE WITH THE TERMS AND CONDITIONS OF SUCH RESTRICTIONS."

In case the Owner shall desire to exercise the purchase right evidenced by this Warrant, the Owner shall surrender this Warrant with the form of exercise attached hereto duly executed by the Owner, to the Corporation at the principal office of the Corporation at 1605 NW Sammamish Road, Suite 205, Issaquah, Washington 98027, attention of the President accompanied by payment by certified funds, cashier's check or other form of payment acceptable to the Corporation of the total Exercise Price (hereinafter defined) for the Shares to be purchased. This Warrant may be exercised in whole or in part. In case of the exercise hereof in part only the Corporation will deliver to the Owner a new Warrant of like tenor in the name of the Owner evidencing the right to purchase the number of Shares as to which this Warrant has not been exercised. Unless the Corporation receives an opinion from counsel satisfactory to it that such a legend is not required in order to assure compliance with the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws, each certificate for Shares issued hereunder shall bear a legend reading substantially as follows:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, NOR HAVE THEY BEEN REGISTERED UNDER THE SECURITIES ("BLUE SKY") LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND UNDER THE APPLICABLE STATE SECURITIES

          ("BLUE SKY") LAWS OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND LAWS IS ESTABLISHED TO THE SATISFACTION OF THE COMPANY, WHICH MAY NECESSITATE A WRITTEN OPINION OF SELLER'S COUNSEL SATISFACTORY TO COMPANY COUNSEL.

                  b. The exercise price (the "Exercise Price") per Share issuable upon the exercise of this Warrant shall be seventy-five cents ($0.75).

                  c. The term of this Warrant (the "Warrant Period") is a five year period commencing on June 15, 1998 and ending on June 15, 2003.

         3.       Disposition of Securities

                  a. The registered owner of this Warrant, by acceptance hereof, agrees that, before any (disposition is made of any Warrant or underlying Share, the Owner shall give written notice to the Corporation describing briefly the manner of any such proposed disposition. No such disposition shall be made unless and until:

                  b. The Corporation has received an opinion from counsel for the Owner of said securities stating that no registration under the 1933 Act or any state securities law is required with respect to such disposition; or

                  c. A registration statement or post-effective amendment to a registration statement under the 1933 Act has been filed by the Corporation and made effective by the Securities and Exchange Commission covering such proposed disposition and the securities have been registered under the appropriate state securities laws or an exemption from registration is available.

         4.       Share Dividends Reclassification: Reorganization Provisions.

                  a. If, prior to the expiration of this Warrant by exercise or by its terms, the Corporation shall issue shares of Common Stock as a share dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such cases, the Exercise Price per Share purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased; and conversely, if the Corporation shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Exercise Price per Share purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased. If the Corporation shall, at any time during the life of this Warrant declare a dividend payable in cash on its shares of Common Stock and shall at substantially the same time offer to its shareholders a right to purchase new shares of Common Stock form the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a share dividend. Any dividend paid or distributed upon the Common Stock in shares of any other class of securities convertible into Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

                  b. If, prior to the expiration of this Warrant by exercise or by its terms, the Corporation shall be re-capitalized by reclassifying its outstanding shares of Common Stock into shares with a different par value, or the Corporation or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" used above in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation to another corporation or corporations), the Owner of this Warrant shall thereafter have the right to purchase, upon the basis and on the terms and conditions and during the time specified in this Warrant, in lieu of the Shares theretofore purchasable upon the exercise of this Warrant, such shares, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of Shares theretofore purchasable upon the exercise of this Warrant had such recapitalization, consolidation, merger or conveyance not taken place, and, in any such event, the rights of the Owner of this Warrant to an adjustment in the number of Shares purchasable upon the exercise of this Warrant as herein provided shall continue and be preserved in respect of any shares, securities, or assets which the Owner of this Warrant becomes entitled to purchase.

                  c. If: (i) the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any other distribution in respect of the Common Stock (including cash), pursuant to, without limitation, any spin-off, split-off, or distribution of the Corporation's assets; or (ii) the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or (iii) in the event of any classification, reclassification, or other reorganization of the shares which the Corporation is authorized to issue, consolidation or merger of the Corporation with or into another corporation, or conveyance of all or substantially all of the assets of the Corporation, or (iv) in the event of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; then, and in any such case, the Corporation shall mail to the Owner of this Warrant, at least thirty
(30) days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up as the case may be, will be effected. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of record shall be entitled to participate in such dividend, distribution, or rights, or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such classification, Reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be.

                   d. If the Corporation, at any time while this Warrant shall remain unexpired and unexercised, shall sell all or substantially all of its property, dissolve, liquidate, or wind up its affairs, the Owner of this Warrant may thereafter receive upon exercise hereof, in lieu of each Share which it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each Common Share of the Corporation.

         5. Reservation of Shares Issuable on Exercise of Warrants. The Corporation will, at all times, reserve and keep available out of its authorized shares, solely for issuance upon the exercise of this Warrant such number of shares of Common Stock and other shares as from time to time shall be issuable upon the exercise of this Warrant.

         6. Loss. Theft. Destruction or Mutilation. Upon receipt by the Corporation of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, the Corporation will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         7. Warrantholder Not a Shareholder. The Owner of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever of a shareholder of the Corporation.


DATED this __ day of ___________, 199_

                                           MIDISOFT CORPORATION




                                           By: ----------------------------
                                                 President